UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 25, 2004

THE CORPORATE EXECUTIVE BOARD COMPANY

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-24799	52-2056410
(State or Other Jurisdiction of	(Commission File	(IRS Employer
Incorporation)	Number)	Identification No.)

2000 Pennsylvania Avenue, NW
Suite 6000,
Washington, DC
(Address of Principal	20006
Executive Offices)	(Zip Code)

(202) 777-5000
(Registrant’s Telephone Number,
Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

In a press release on October 25, 2004, The Corporate Executive Board Company (the “Company”) announced and commented on its financial results for the third quarter of 2004 and provided a financial outlook for fiscal 2004. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.      The following exhibit is furnished with this report:

Exhibit No.	Description
99.1	Corporate Executive Board’s earnings release for the third quarter of 2004.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Corporate Executive Board Company

By: /s/ Timothy R. Yost

Timothy R. Yost
Chief Financial Officer
Date: October 27, 2004

Exhibit Index

Exhibit No.	Description
99.1	Corporate Executive Board’s earnings release for the third quarter of 2004.